Exhibit 10.2

NEITHER THIS NOTE NOR THE SECURITIES THAT ARE ISSUABLE TO THE HOLDER UPON CONVERSION HEREOF (COLLECTIVELY, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED: (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT OR APPLICABLE STATE SECURITIES LAWS; OR (II) IN THE ABSENCE OF AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR; (Ill) UNLESS SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER THE 1933 ACT.

BY  ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS  THAT  IT  IS  NOT A UNITED STATES  PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SEC 6049(B)(4) OF THE INTERNAL REVENUE  CODE AND  REGULATIONS THEREUNDER)  AND THAT IT IS  NOT ACTING  FOR OR ON BEHALF OF A UNITES STATES PERSON (OTHER THAN AN EXEMPT  RECIPIENT  DESCRIBED  IN  SEC. 6049(B)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).

AMENDED AND RESTATED REVOLVING CONVERTIBLE PROMISSORY NOTE

Issuance Date: June [•], 2014	US$1,200,000

Effective Date: June [•], 2014

FOR VALUE RECEIVED, ENCORE BRANDS, INC., a corporation incorporated under the laws of the State of Nevada, whose address is 1525 Montana Avenue, Suite C, Santa Monica, California 90403 (the “Borrower”), promises  to pay to the order of TCA GLOBAL CREDIT MASTER  FUND, LP (hereinafter, together with any holder hereof, “Lender”), whose address is 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89169,  on or before the six (6) month anniversary of the Effective Date or such later date as agreed upon after the date hereof in a signed writing by the Lender (the “Revolving Loan Maturity Date”), the lesser of: (i) One Million Two Hundred Thousand and No/100 United States Dollars (US$1,200,000); or (ii) the aggregate principal amount outstanding under and pursuant to that certain senior secured revolving credit facility agreement, dated as of August 31, 2013 and effective as of December 27, 2013, as amended by amendment no 1. Thereto, dated as of the Effective Date (“Amendment No. 1”), executed by and among the Borrower, as borrower, certain subsidiaries of the Borrower, as joint and several guarantors, and the Lender, as lender (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”),  together with  interest (computed  on the actual number of days elapsed on the basis of a 360 day year) on the aggregate principal amount of all Revolving Loans outstanding  from  time to  time,  as  provided in  the  Credit  Agreement.  Capitalized  words  and phrases   not  otherwise  defined  herein  shall  have  the  meanings  assigned  thereto  in the  Credit Agreement.

This revolving convertible promissory note (the “Note”) amends, restates, replaces and supercedes, in its entirely, that certain revolving convertible promissory note, issued as of dated as of August 31, 2013 and effective as of December 27, 2013 (the “Original Note”), issued by the Borrower in favor of the Lender, in the principal amount of Seventy Hundred Fifty Thousand and No/100 United States Dollars (US$750,000).  The obligations contained in the Original Note shall be referred to herein as the “Original Obligations”.  It is the intention of the Borrower and Lender that while this Note amends, restates, replaces and supersedes the Original Note, in its entirety,  it  is  not  in  payment  or  satisfaction  of  the  Original  Obligations,  but  rather  is  the substitute of one evidence of debt for another without any intent to extinguish the old.  Should there be any conflict between any of the terms of the Original Note, and the terms of this Note, the terms of this Note shall control.  This Note is not a novation.

This Note evidences a portion of the aggregate Revolving Loans incurred by Borrower under and pursuant to the Credit Agreement, to which reference is hereby made for a statement of the terms and conditions under which the Revolving Loan Maturity Date or any payment hereon may be accelerated.

As of the Effective Date, One Million Two Hundred Thousand and No/100 United States Dollars (US$1,200,000) has been advanced by the Lender to the Borrower, consisting of Seven Hundred  Fifty  Thousand  and  No/100  United  States  Dollars  (US$750,000)  advanced  on December 27, 2013 and Four Hundred Fifty Thousand and No/100 United States Dollars (US$450,000) advanced on the Effective Date.

The holder of this Note is entitled to all of the benefits and security provided for in the Loan Documents, of even date herewith.  All Revolving Loans shall be repaid by Borrower, or any person liable for the payment of this Note, on the Revolving Loan Maturity Date, unless payable sooner pursuant to the provisions of the Credit Agreement.

Principal and interest shall be paid to Lender as set forth in the Credit Agreement, or at such  other place  as the holder  of this Note shall  designate in writing  to  Borrower. Each Revolving  Loan evidenced hereby and made by  Lender, and all payments on account of the principal and  interest hereunder shall be recorded on the books and records of Lender and the principal balance as shown on  such  books  and  records, or any copy  thereof  certified  by an officer  of  Lender,  shall be rebuttable presumptive evidence of the principal amount owing hereunder.

This Note is being issued in connection with Amendment No. 1 and is also secured by the Security Agreements and all other Loan Documents.   All of the agreements, conditions, covenants, provisions, representations, warranties and stipulations contained in any of the Loan Documents which are to be kept and performed by the Borrower or any other Credit Party are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully set forth herein, and the Borrower and each Credit Party covenants and agrees to keep and perform them, or cause them to be kept or performed, strictly in accordance with their terms.

Except for such notices as may be required under the terms of the Credit Agreement, the Borrower, or any person liable for the payment of this Note,  waives  presentment,  demand, notice, protest, and all other demands, or notices, in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and assents to any extension or postponement of the required time of payment or any other indulgence.

Borrower shall be solely responsible for the payment of any and all documentary stamps and other taxes applicable to the full face amount of this Note, but specifically excluding any income or capital gains taxes.

The Revolving Loan evidenced hereby has been made and/or issued and this Note has been delivered at  Lender's main office set  forth  above.  This  Note shall be governed  and construed  in accordance with the laws of  the State  of  Nevada,  in  which  state it shall  be performed, and shall be binding upon Borrower, or any person liable for the payment of this Note, and its legal representatives, successors, and assigns. Wherever possible, each provision of the Credit Agreement  and  this Note  shall  be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Credit Agreement or this Note shall be prohibited  by or be  invalid  under such  law, such provision  shall  be  severable,  and  be ineffective to the extent of such prohibition  or invalidity, without invalidating the remaining provisions of the Credit Agreement or this Note.

Nothing herein contained, nor in any instrument or transaction relating hereto, shall be construed or so operate as to require the Borrower, or any person liable for the payment of this Note, to pay interest in an amount or at a rate greater than the highest rate permissible under applicable law. By acceptance hereof, Lender hereby warrants and represents to Borrower that Lender has no intention of charging a usurious rate of interest.   Should any interest or other charges paid by Borrower, or any parties liable for the payments made pursuant to this Note result in the computation or earning of interest in excess of the highest rate permissible under applicable law, any and all such excess shall be and the same is hereby waived by the holder hereof.  Lender  shall  make  adjustments  in  the Note  or  Credit  Agreement,  as  applicable,  as necessary to ensure that Borrower will not be required to pay further interest in excess of the amount permitted by applicable law. All such excess shall be automatically credited against and in reduction of the outstanding principal balance.  Any portion of such excess which exceeds the outstanding principal balance shall be paid by the holder hereof to the Lender and any parties liable for the payment of this Note, it being the intent of the parties hereto that under no circumstances shall Borrower, or any party liable for the payments hereunder, be required to pay interest in excess of the highest rate permissible under applicable law.

THE  HOLDER  IS  A  NON-U.S.  PERSON  AS  THAT  TERM  IS  DEFINED  IN  THE UNITED STATES INTERNAL REVENUE CODE. IT IS HEREBY AGREED AND UNDERSTOOD   THAT   THE   OBLIGATIONS   HEREUNDER   MAY   BE  SOLD   OR RESOLD  ONLY TO NON-U.S.  PERSONS.  THE INTEREST  PAYABLE  HEREUNDER IS  PAYABLE  ONLY  OUTSIDE  THE  UNITED  STATES.  ANY  U.S.  PERSON  WHO HOLDS  THIS  OBLIGATION  WILL  BE  SUBJECT  TO  LIMITATIONS   UNDER  THE UNITED STATES INCOME TAX LAW.

Notwithstanding any provision in this Note or the other Loan Documents, the total liability for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall not exceed the limit imposed by the usury laws of the jurisdiction governing this Note or any other applicable law. In the event the total liability of payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions or other sums which may at any time be deemed to be interest, shall, for any reason whatsoever, result in an effective rate of interest, which for any month or other interest payment period exceeds the limit imposed by the usury  laws  of  the  jurisdiction  governing  this  Note,  all  sums  in  excess  of  those  lawfully collectible as interest for the period in question shall, without further agreement or notice by, between, or to any party hereto, be applied to the reduction of the outstanding principal balance of this Note immediately upon receipt of such sums by the Lender, with the same force and effect as though the Borrower had specifically designated such excess sums to be so applied to the reduction of such outstanding principal balance and the Lender had agreed to accept such sums as a penalty-free payment of principal; provided, however, that the Lender may, at any time and from time to time, elect, by notice in writing to the Borrower, to waive, reduce, or limit the collection of any sums in excess of those lawfully collectible as interest rather than accept such sums as a prepayment of the outstanding principal balance. It is the intention of the parties that the Borrower do not intend or expect to pay nor does the Lender intend or expect to charge or collect any interest under this Note greater than the highest non-usurious rate of interest which may be charged under applicable law.

At  any  time  and  from  time  to  time  while  this  Note  is  outstanding and upon the occurrence  of  an  Event  of  Default,  this  Note  may  be,  at  the  sole  option  of  the  Lender, convertible into shares of the common stock, no par value per share (the “Common Stock”) of Borrower, in accordance with the terms and conditions set forth below.

(a)       Voluntary Conversion.  At any time while this Note is outstanding and upon the occurrence of an Event of Default, the Lender may, upon the occurrence of an Event of Default or if mutually agreed upon by the parties,  convert  all  or  any  portion  of  the  outstanding principal,  accrued  and  unpaid interest,  and  any  other sums due  and  payable  hereunder  or under  the  Credit  Agreement  (such total amount, the “Conversion Amount”) into shares of Common  Stock of the  Borrower (the  “Conversion Shares”)  at  a  price equal  to:  (i)  the Conversion Amount (the  numerator); divided by (ii) eighty-five percent  (85%) of the lowest daily volume weighted  average price of the Borrower's Common  Stock during the five (5) Business Days immediately prior to the  Conversion Date,  which price shall  be  indicated in the  conversion notice  (in  the form attached  hereto as Exhibit A, the “Conversion Notice”) (the denominator)  (the “Conversion Price”).  The Lender  shall submit a Conversion Notice indicating  the  Conversion  Amount,  the number  of Conversion  Shares  issuable  upon  such conversion, and where the Conversion Shares should be delivered.

(b)        The Lender's Conversion Limitations.  The  Borrower  shall  not  affect  any conversion of this Note, and the Lender shall not have the right to convert any portion of this Note, to the extent that after giving effect to the conversion set forth on the Conversion Notice submitted by the Lender, the Lender (together with the Lender's Affiliates and any Persons acting as a group together with the Lender or any of the Lender's Affiliates) would beneficially own shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined herein). To ensure compliance with this restriction, prior to delivery of any Conversion Notice, the Lender shall have the right to request that the Borrower provide to the Lender a written statement  of  the  number  of  outstanding  shares  of  the  Borrower's  Common  Stock  as  of  a requested date . The Borrower shall, within three (3) Business Days of such request, provide Lender with such requested information in a written statement, and the Lender shall be entitled to rely on such written statement from the Borrower in issuing its Conversion Notice and ensuring that its ownership of the Borrower's Common Stock is not in excess of the Beneficial Ownership Limitation.  The restriction described in this Section may be waived by Lender, in whole or in part, upon notice from the Lender to the Borrower to increase such percentage.

For purposes of  this Note, the  “Beneficial Ownership Limitation” shall be

4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note.  The limitations contained in this Section shall apply to a successor holder of this Note.  For purposes of this Note, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation,  a trust, an unincorporated organization or a government  or any department or agency thereof.

(c)       Mechanics of Conversion.   The conversion of this Note shall be conducted in the following manner, to the extent Lender has the right to convert this Note into shares of Common Stock:

(1)         To convert this Note into shares of Common Stock on any date set forth in the Conversion Notice by the Lender (the “Conversion Date”), the Lender shall transmit by facsimile or electronic mail (or otherwise deliver) a copy of the fully executed Conversion Notice to the Borrower (or, under certain circumstances as set forth below, by delivery of the Conversion Notice to the Borrower's transfer agent).

(2)           Upon receipt by the Borrower of a copy of a Conversion Notice, the Borrower shall as soon as practicable, but in no event later than two (2) Business Days after receipt of such Conversion Notice, send, via facsimile or electronic mail (or otherwise deliver) a confirmation of receipt of such Conversion Notice (the “Conversion Confirmation”) to the Lender indicating that the Borrower will process such Conversion Notice in accordance with the terms herein. In the event the Borrower fails to issue its Conversion Confirmation within said two (2) Business Day time period, the Lender shall have the absolute and irrevocable right and authority to deliver the fully executed Conversion Notice to the Borrower's transfer agent, and pursuant to the terms of the Credit Agreement, the Borrower's transfer agent shall issue the applicable Conversion Shares to Lender as hereby provided. Within five (5) Business  Days after the date of the Conversion Confirmation (or the date of the Conversion Notice, if the Borrower fails to issue the Conversion Confirmation), provided that the Borrower's transfer agent is participating in the Depository Trust Company’s (“DTC”) Fast Automated Securities Transfer (“FAST”) program, and legends are not required under the terms of the Credit Agreement, the Borrower shall, subject to Lender timely providing all information required regarding Lender’s prime broker with DTC, cause the transfer agent to (or, if for any reason the Borrower fails to instruct or cause its transfer agent to so act, then pursuant to the Irrevocable Transfer Agent Instructions, the Lender may request the Borrower's transfer agent to) electronically transmit the applicable Conversion Shares to which the Lender shall be entitled by crediting the account of the Lender's prime broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system, and provide proof satisfactory to the Lender of such delivery. In the event that the Borrower's transfer agent is not participating in the DTC FAST program and is not otherwise DWAC eligible, within five (5) Business Days after the date of the Conversion Confirmation (or the date of the Conversion Notice, if the Borrower fails to issue the Conversion Confirmation), the Borrower shall instruct and cause its transfer agent to (or, if for any reason the Borrower fails to instruct or cause its transfer agent to so act, then pursuant to the Irrevocable Transfer Agent Instructions, the Lender may request the Borrower's transfer agent to) issue and surrender to a nationally recognized overnight courier for delivery to the address specified in the Conversion Notice, a certificate, registered in the name of the Lender, or its designees, for the number of Conversion Shares to which the Lender shall be entitled. To effect conversions hereunder, the Lender shall not be required to physically surrender this Note to the Borrower unless the entire principal amount of this Note, plus all accrued and unpaid interest thereon, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Lender and the Borrower shall maintain records showing the principal amount(s) converted and the date of such conversion(s). The Lender, and any assignee by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.

(3)        The Person(s) entitled to receive the shares of Common Stock issuable upon  a conversion  of this Note  shall  be treated  for all purposes  as the record holder(s) of such shares of Common Stock as of the Conversion Date.

(4)       If in the case of any Conversion Notice, the certificate or certificates required hereunder to be delivered are not delivered to or as directed by the Lender by the date required hereby, the Lender shall be entitled to elect by written notice to the Borrower at any time on or before its receipt of such certificate or certificates, to rescind such Conversion Notice, in which event the Borrower shall promptly return to the Lender any original  Note delivered to the Borrower and the Lender shall promptly return to the Borrower the Common Stock certificates  representing  the  principal  amount  of  this  Note  unsuccessfully  tendered  for conversion to the Borrower.

(5)        The Borrower's obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and, unless specified otherwise herein, unconditional, irrespective of any action or inaction by the Lender to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or   any breach or alleged breach by the Lender or any other person or entity of any obligation to   the Borrower or any violation or alleged violation of law by the Lender or any other person or entity, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Lender in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Borrower of any such action the Borrower may have against the  Lender.  In  the  event  the  Lender  of  this  Note  shall  elect  to  convert  any or  all  of  the outstanding principal amount hereof and accrued but unpaid interest thereon in accordance with the terms of this Note, the Borrower may not refuse conversion based on any claim that the Lender or anyone associated or affiliated with the Lender has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Lender, restraining and or enjoining conversion of all or part of this Note shall have been sought and obtained, and the Borrower posts a surety bond for the benefit of the Lender in the amount of 150% of the outstanding principal amount of this Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Lender to the extent it obtains judgment.  In the absence of such injunction, the Borrower shall  issue  Conversion Shares  upon  a properly noticed conversion.   If  the Borrower  fails  for  any  reason  to  deliver  to  the  Lender  such certificate  or  certificates representing  Conversion  Shares pursuant  to  timing  and  delivery requirements  of  this  Note,  the Borrower  shall  pay  to  such  Lender,  in  cash,  as liquidated damages and not as a penalty, for each $1,000 of principal amount being converted, $1.00 per Business Day for each Business Day after the date by which such certificates should have been delivered until such certificates are delivered.  Nothing herein  shall  limit  a Lender's  right  to pursue  actual  damages  or  declare  an  Event  of  Default pursuant  to the Credit Agreement, this Note or any agreement  securing the  indebtedness  under this  Note  for  the  Borrower's failure  to  deliver  Conversion Shares  within the  period specified  herein  and  such  Lender shall  have  the  right  to  pursue  all  remedies  available  to  it hereunder,  at law or in equity, including,  without  limitation, a decree of specific performance and/or  injunctive  relief.  The exercise of any such  rights  shall not prohibit the  Lender  from seeking to enforce  damages pursuant to any other Section hereof or under applicable law. Nothing herein shall prevent the Lender from having the Conversion Shares issued directly by the Borrower's transfer agent in accordance with the Irrevocable Transfer Agent Instructions,  in the event for any reason the Borrower  fails  to  issue  or  deliver,  or  cause  its  transfer  agent  to  issue  and  deliver,  the Conversion Shares to the Lender upon exercise of Lender's conversion rights hereunder.

(6)         The  issuance  of  certificates  for  shares  of  the  Common  Stock  on conversion of this Note shall be made without charge to the Lender hereof for any documentary stamp or similar taxes, or any other issuance or transfer fees of any nature or kind that may be payable in respect of the issue or delivery of such certificates, any such taxes or fees, if payable, to be paid by the Borrower, provided that Borrower shall not be responsible for any income, capital gains or similar tax imposed on Lender.

(7)         Borrower shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the full conversion of the Note in accordance with its terms (the “Share Reserve”).  If at any time the Share Reserve is insufficient to effect the full conversion of  the  Note  then  outstanding,  Borrower  shall  increase  the  Share  Reserve  accordingly.   If Borrower does not have sufficient authorized and unissued shares of Common Stock available to increase the Share Reserve, Borrower shall call and hold a special meeting of the shareholders within forty-five (45) days of such occurrence, or take action by the written consent of the holders of a majority of the outstanding shares of Common Stock, if possible, for the sole purpose of increasing the number of shares authorized to an amount of shares equal to three (3) times the Conversion Shares.  Borrower’s management shall recommend to the shareholders to vote in favor of increasing the number of shares of Common Stock authorized.

(d)         Adjustments to Conversion Price.

(1)          If the Borrower,  at any time while this Note is outstanding:  (i) pays a stock  dividend  or  otherwise  makes  a  distribution   or  distributions  payable  in  shares  of Common Stock on outstanding  shares of Common Stock, (ii) subdivides outstanding  shares of Common  Stock into a larger  number  of shares,  (iii) combines  (including  by way  of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification  of shares of Common Stock, any shares of capital stock  of the  Borrower,  then  the  Conversion  Price  shall  be  multiplied  by  a fraction,  the numerator of which shall be the number of shares of Common Stock (excluding  any treasury shares of the Borrower) outstanding immediately  before such event, and the denominator of which shall be the number of shares of Common Stock outstanding  immediately  after  such event. Any adjustment made  pursuant to this  Section  shall  become  effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution  and shall become effective immediately  after the effective date in the case of a subdivision, combination, or re-classification.

(2)          If, at any time while this Note is outstanding: (i) the Borrower effects any merger or consolidation  of the Borrower  with or into another Person, (ii) the Borrower effects any sale of all or substantially all of its assets in one  transaction or  a  series  of related transactions,  (iii)  any tender  offer or exchange offer (whether by  the Borrower  or another Person) is completed pursuant to which holders of Common Stock are permitted  to tender or exchange  their shares for other securities,  cash  or property, or (iv) the Borrower effects any reclassification  of the Common  Stock or any compulsory share exchange pursuant to which the Common  Stock is effectively  converted  into or exchanged  for other securities, cash or property  (in  any  such  case,  a  “Fundamental Transaction”),  then  upon  any  subsequent conversion of this Note, the Lender shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental  Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of  one (1) share of  Common   Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination  of the Conversion Price  shall  be  appropriately adjusted  to  apply to  such Alternate Consideration based on  the amount of Alternate Consideration issuable in respect of one (1) share of Common  Stock in such Fundamental  Transaction,  and the Borrower  shall apportion the Conversion  Price among the Alternate  Consideration  in a reasonable  manner reflecting  the relative  value  of any  different components of the Alternate  Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property  to be received in a Fundamental Transaction, then the Lender shall be given the same choice as to the Alternate  Consideration   it  receives  upon   any  conversion  of  this  Note   following  such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Borrower or surviving entity in such Fundamental  Transaction  shall issue to the Lender a new note consistent  with the foregoing provisions and evidencing the Lender's right to convert such note into Alternate Consideration. The terms of any agreement pursuant to  which  a  Fundamental Transaction is  effected  shall include terms requiring (i)  any such successor or surviving entity to comply with the provisions of this  Section and  insuring  that this Note  (or any such replacement security) will  be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction or (ii) the satisfaction of all outstanding principal and interest hereunder.

(3)         Whenever the Conversion  Price is adjusted pursuant to any provision of  this  Note,  the  Borrower  shall  promptly  deliver  to  Lender  a  notice  setting  forth  the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(4)         If: (A) the Borrower shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Borrower shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Borrower shall authorize the granting to all holders of  the Common Stock of rights or warrants  to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Borrower shall be required in connection with any reclassification of the Common Stock, any consolidation    or  merger  to  which  the  Borrower  is  a  party,  any sale  or  transfer  of  all  or substantially all of the assets of the Borrower, of any compulsory share exchange whereby  the Common Stock is converted into other securities, cash or property, or (E) the Borrower shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Borrower, then, in each case, the Borrower shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be delivered to the Lender at its last address as it shall appear upon the Borrower's records, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating: (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.

(e)       Make-Whole Rights. Upon liquidation by the Lender of Conversion Shares issued pursuant to a Conversion Notice, provided that the Lender realizes a net amount from such liquidation equal to less than the Conversion Amount specified in the relevant Conversion Notice (such net realized amount, the “Realized Amount”), the Borrower shall issue to the Lender additional shares of the Borrower’s Common Stock equal to: (i) the Conversion Amount specified in the relevant Conversion Notice; minus (ii) the Realized Amount, as evidenced by a reconciliation  statement  from  the  Lender  (a  “Sale Reconciliation”)  showing  the  Realized Amount from the sale of the Conversion Shares; divided by (iii) the average volume weighted average price of the Borrower’s Common Stock during the five (5) Business Days immediately prior to the date upon which the Lender delivers notice (the “Make-Whole Notice”) to the Borrower that such additional shares are requested by the Lender (the “Make-Whole Stock Price”) (such number of additional shares to be issued, the “Make-Whole Shares”). Upon receiving the Make-Whole Notice and Sale Reconciliation evidencing the number of Make- Whole Shares requested, the Borrower shall instruct its transfer agent to issue certificates representing the Make-Whole Shares, which Make Whole Shares shall be issued and delivered in the same manner and within the same time frames as set forth herein. The Make-Whole Shares, when issued, shall be deemed to be validly issued, fully paid, and non-assessable shares of the Borrower’s Common Stock.  Following the sale of the Make-Whole Shares by the Lender: (i) in the event that the Lender receives net proceeds from such sale which, when added to the Realized Amount from the prior relevant Conversion Notice, is less than the Conversion Amount specified in the relevant Conversion Notice, the Lender shall deliver an additional Make-Whole Notice to the Borrower following the procedures provided previously in this paragraph, and such procedures and the delivery of Make-Whole Notices shall continue until the Conversion Amount has been fully satisfied; (ii) in the event that the Lender received net proceeds from the sale of Make-Whole Shares in excess of the Conversion Amount specified in the relevant Conversion Notice, such excess amount shall be applied to satisfy any and all amounts owed hereunder in excess of the Conversion Amount specified in the relevant Conversion Notice.

[-signature page follows-]

IN WITNESS WHEREOF, the Borrower has executed this Note as of the date set forth above.

ENCORE BRANDS, INC.

By:
Name:	Gareth West
Title:	Chief Executive Officer

[Signature Page 1 of 2 to Revolving Convertible Promissory Note]

CONSENT AND AGREEMENT

The undersigned, referred to in the foregoing revolving convertible promissory note as a guarantor, hereby consents and agrees to said revolving convertible promissory note and to the payment of the amounts contemplated therein, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by it pursuant to or in connection with said revolving convertible promissory note to the same extent as if the undersigned were a party to said revolving convertible promissory note.

NORTHRIDGE MILLS HOLDINGS, INC.

By:
Name:	Patrick Aroff
Title:	President

FIRELY CONSUMER PRODUCTS INC.

By:
Name:	Cynthia Modders
Title:	President

[Signature Page 2 of 2 to Amended and Restated Revolving Convertible Promissory Note]

EXHIBIT A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal and/or interest under the Revolving Convertible Promissory Note (the “Note”) Encore Brands, Inc., a corporation incorporated under the laws of the State of Nevada (the “Company”), into shares of common stock, par value $0.001 per share (the “Common Shares”), of the Company in accordance with the conditions of the Note, as of the date written below.

Based  solely  on  information  provided  by  the  Company  to  Holder,  the  undersigned represents and warrants to the Company that its ownership of the Common Shares does not exceed the Beneficial Ownership Limitation as specified under the Note.

Conversion Calculations
Effective Date of Conversion:
Principal Amount and/or Interest to be Converted:
Number of Common Shares to be Issued:

[HOLDER]

By:

Name:

Title:

Address: